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                                                                   EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report included in this Form 10-K, into Enamelon's previously filed S-8 Registration Statement, file number 333-46355.

BDO Seidman, LLP

Woodbridge, New Jersey
April 14, 2000